As filed with the Securities and Exchange Commission on June 15, 1995.
   ----------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  Form 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported)
                                June 14, 1995



                     The Promus Companies Incorporated
           (Exact name of registrant as specified in its charter)



         Delaware              1-10410             62-1411755
     (State or other         (Commission        (I.R.S. Employer
       jurisdiction          File Number)       Identification No.)
    of incorporation)


     1023 Cherry Road
    Memphis, Tennessee                               38117
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code: (901) 762- 8600




                               Not Applicable
- ----------------------------------------------------------------------
       (Former name or former address, if changed since last report)

ITEM 5.   Other Events.

          The Promus Companies Incorporated ("Promus") intends to distribute (the "Distribution") in the form of a special dividend to all holders of Promus's outstanding shares of common stock, on a one-for-two basis, all outstanding shares of common stock, and the associated stockholders' rights, of Promus Hotel Corporation ("PHC"), an indirect wholly-owned subsidiary of Promus. The Distribution will separate Promus's hotel business (the "Hotel Business") from its casino entertainment business (the "Casino Business"). Prior to the Distribution, Promus will transfer to PHC the stock of certain subsidiaries principally engaged in the Hotel Business, and consummate certain other transfers intended to allocate assets and liabilities relating to the Hotel Business to PHC and assets and liabilities relating to the Casino Business to Promus. After the Distribution, PHC will operate and develop the Hotel Business and Promus will operate and develop the Casino Business.
In addition, upon consummation of the Distribution, Promus will change its name to "Harrah's Entertainment, Inc."

          On May 26, 1995, stockholders of Promus approved the Distribution and Promus's Board of Directors declared a dividend of shares of common stock of PHC conditioned upon the occurrence of four events prior to June 19, 1995. On June 14, 1995, Promus announced that the four events had occurred and that the conditions to the dividend had been satisfied.

          The Distribution will occur on June 30, 1995.  On that date,
Embassy Suites, Inc., a wholly-owned subsidiary of Promus and the sole stockholder of PHC, will distribute to Promus all of the outstanding shares of common stock of PHC and the associated stockholders' rights. Substantially concurrently therewith, Promus will make the Distribution to stockholders of record of Promus as of June 21, 1995. Each stockholder will receive one share of common stock of PHC for every two shares of common stock of Promus held by such stockholder. Fractional shares will be aggregated and, after the Distribution, sold in the public market and the aggregate net cash proceeds will be distributed ratably to those stockholders of record otherwise entitled to fractional interests.

          ITEM 7.  Financial Statements and Exhibits

                    (c)  Exhibits.

     No.
     ---
    4(1)      First Supplemental Indenture dated as of June 2, 1995, with respect to the 8 3/4% Senior
              Subordinated Notes due 2000, among Embassy Suites, Inc., as issuer, The Promus Companies
              Incorporated, as guarantor, and The Bank of New York, as trustee.
    4(2)      First Supplemental Indenture dated as of June 2, 1995, with respect to the 10 7/8% Senior
              Subordinated Notes due 2002, among Embassy Suites, Inc., as issuer, The Promus Companies
              Incorporated, as guarantor, and The Bank of New York, as trustee.
    10(1)     Form of Plan of Reorganization and Distribution Agreement, dated June __, 1995, between The Promus Companies Incorporated and Promus Hotel Corporation.
    10(2)     Credit Agreement, dated as of June 1, 1995, among The Promus Companies Incorporated,
              Embassy Suites, Inc., various banks and Bankers Trust Company, as Administrative
              Agent.
    10(3)     Tranche A Credit Agreement, dated as of June 7, 1995, among Embassy Suites, Inc., as
              Initial Borrower, Promus Hotels, Inc., as the Subsequent Borrower, certain subsidiaries and related parties from time to time party thereto, as guarantors, the several lenders from time to time party thereto, and NationsBank, N.A. (Carolinas), as Agent. (1)
    10(4)     Tranche B Credit Agreement, dated as of June 7, 1995, among Embassy Suites, Inc., as
              Initial Borrower, Promus Hotels, Inc., as the Subsequent Borrower, certain subsidiaries and related parties from time to time party thereto, as guarantors, the several lenders from time to time party thereto, and NationsBank, N.A. (Carolinas), as Agent. (1)
    10(5)     Credit Agreement, dated as of July 22, 1993 and amended and restated as of
              June 9, 1995, among The Promus Companies Incorporated, Embassy Suites, Inc., certain subsidiaries of Embassy Suites, Inc., various banks, Bankers Trust Company, The Bank of
              New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of
              California, The Long-Term Credit Bank of Japan, Limited, New York Branch,
              NationsBank of Georgia, N.A., Societe Generale and Sumitomo Bank, Limited,
              New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent.
    10(6)     Credit Agreement, dated as of June 9, 1995, among The Promus Companies Incorporated,
              Embassy Suites, Inc., certain subsidiaries of Embassy Suites, Inc., various banks, Bankers
              Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First
              Interstate Bank of California, The Long-term Credit Bank of Japan, Limited, New York
              Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New
              York Branch, as Agents, and Bankers Trust Company, as Administrative Agent.
    10(7)     Form of Employee Benefits and Other Employment Matters Allocation Agreement, dated June __, 1995, between The Promus Companies Incorporated and Promus Hotel Corporation.
    10(8)     Form of Risk Management Allocation Agreement, dated June __, 1995, between The Promus
              Companies Incorporated and Promus Hotel Corporation.
    10(9)     Form of Tax Sharing Agreement, dated June __, 1995, between The Promus Companies
              Incorporated and Promus Hotel Corporation.
    10(10)    Amendment, dated May 26, 1995, to The Promus Companies Incorporated Executive Deferred
              Compensation Plan.
    10(11)    Amendment, dated May 26, 1995, to The Promus Companies Incorporated Deferred Compensation Plan.
    10(12)    Amendment, dated as of June 7, 1995, to Escrow Agreement among The Promus Companies
              Incorporated, certain subsidiaries thereof and NationsBank.
    10(13)    Form of Severance Agreement, dated _________, 1995, to be entered into with Bradford W. Morgan.
    99(1)     Press Release, dated June 14, 1995, announcing the satisfaction of the final conditions to the Distribution.

          FOOTNOTES

          (1) Incorporated by reference from the Current Report on Form 8-K of Promus Hotel Corporation, filed June 15, 1995, File No. 1-11463.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         THE PROMUS COMPANIES INCORPORATED


                         E.O. ROBINSON, JR.
                         ---------------------------------------
                         E.O. Robinson, Jr.
                         Senior Vice President, General Counsel
                              and Secretary


Dated:    June 15, 1995

                               EXHIBIT INDEX

  EXHIBIT
    NO.        Description
  -------        -----------
    4(1)      First Supplemental Indenture dated as of June 2, 1995, with respect to the 8 3/4% Senior
              Subordinated Notes due 2000, among Embassy Suites, Inc., as issuer, The Promus Companies
              Incorporated, as guarantor, and The Bank of New York, as trustee.
    4(2)      First Supplemental Indenture dated as of June 2, 1995, with respect to the 10 7/8% Senior
              Subordinated Notes due 2002, among Embassy Suites, Inc., as issuer, The Promus Companies
              Incorporated, as guarantor, and The Bank of New York, as trustee.
    10(1)     Form of Plan of Reorganization and Distribution Agreement, dated June __, 1995, between The Promus Companies Incorporated and Promus Hotel Corporation.
    10(2)     Credit Agreement, dated as of June 1, 1995, among The Promus Companies Incorporated,
              Embassy Suites, Inc., various banks and Bankers Trust Company, as Administrative
              Agent.
    10(3)     Tranche A Credit Agreement, dated as of June 7, 1995, among Embassy Suites, Inc., as
              Initial Borrower, Promus Hotels, Inc., as the Subsequent Borrower, certain subsidiaries and related parties from time to time party thereto, as guarantors, the several lenders from time to time party thereto, and NationsBank, N.A. (Carolinas), as Agent. (1)
    10(4)     Tranche B Credit Agreement, dated as of June 7, 1995, among Embassy Suites, Inc., as
              Initial Borrower, Promus Hotels, Inc., as the Subsequent Borrower, certain subsidiaries and related parties from time to time party thereto, as guarantors, the several lenders from time to time party thereto, and NationsBank, N.A. (Carolinas), as Agent. (1)
    10(5)     Credit Agreement, dated as of July 22, 1993 and amended and restated as of
              June 9, 1995, among The Promus Companies Incorporated, Embassy Suites, Inc., certain subsidiaries of Embassy Suites, Inc., various banks, Bankers Trust Company, The Bank of
              New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of
              California, The Long-Term Credit Bank of Japan, Limited, New York Branch,
              NationsBank of Georgia, N.A., Societe Generale and Sumitomo Bank, Limited,
              New York Branch, as Agents, and Bankers Trust as Administrative Agent.
    10(6)     Credit Agreement, dated as of June 9, 1995, among The Promus Companies Incorporated,
              Embassy Suites, Inc., certain subsidiaries of Embassy Suites, Inc., various banks, Bankers
              Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First
              Interstate Bank of California, The Long-term Credit Bank of Japan, Limited, New York
              Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New
              York Branch, as Agents, and Bankers Trust Company, as Administrative Agent.
    10(7)     Form of Employee Benefits and Other Employment Matters Allocation Agreement, dated June __, 1995, between The Promus Companies Incorporated and Promus Hotel Corporation.
    10(8)     Form of Risk Management Allocation Agreement, dated June __, 1995, between The Promus
              Companies Incorporated and Promus Hotel Corporation.
    10(9)     Form of Tax Sharing Agreement, dated June __, 1995, between The Promus Companies
              Incorporated and Promus Hotel Corporation.
    10(10)    Amendment, dated May 26, 1995, to The Promus Companies Incorporated Executive Deferred
              Compensation Plan.
    10(11)    Amendment, dated May 26, 1995, to The Promus Companies Incorporated Deferred Compensation Plan.
    10(12)    Amendment, dated as of June 7, 1995, to Escrow Agreement among The Promus Companies
              Incorporated, certain subsidiaries thereof and NationsBank.
    10(13)    Form of Severance Agreement, dated _________, 1995, to be entered into with Bradford W. Morgan.
    99(1)     Press Release, dated June 14, 1995, announcing the satisfaction of the final conditions to the Distribution.

          FOOTNOTES

          (1) Incorporated by reference from the Current Report on Form 8-K of Promus Hotel Corporation, filed June 15, 1995, File No. 1-11463.